[graphic]

===============================================================================
                                  Semiannual Report December 31, 2001
Oppenheimer
Gold & Special Minerals Fund

                                                  [logo]OppenheimerFunds(R)
                                                        The Right Way to Invest

REPORT HIGHLIGHTS

    CONTENTS
 1    Letter to
      Shareholders

 3    An Interview
      with Your Fund's
      Manager

 9    Financial
      Statements

27    Officers and
      Trustees

Fund Objective

Oppenheimer Gold & Special Minerals Fund seeks long-term capital appreciation. The Fund invests mainly in stocks of companies that mine, process or distribute gold or other metals or minerals.

Cumulative Total Returns*

               For the Six-Month Period
               Ended 12/31/01

               Without                  With
               Sales Chg.               Sales Chg.
--------------------------------------------------
Class A        4.51%                    -1.50%
--------------------------------------------------
Class B        4.11                     -0.88
--------------------------------------------------
Class C        4.03                      3.04
--------------------------------------------------
Class N        4.11                      3.12

--------------------------------------------------

Average Annual Total Returns*

               For the 1-Year Period
               Ended 12/31/01

               Without                  With
               Sales Chg.               Sales Chg.
--------------------------------------------------
Class A        19.73%                   12.84%
--------------------------------------------------
Class B        18.76                    13.76
--------------------------------------------------
Class C        18.79                    17.79
--------------------------------------------------
Class N        13.03                    12.03

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 7 for further details.

LETTER TO SHAREHOLDERS

[photo of John V. Murphy]Chairman, President and Chief Executive Officer Oppenheimer Funds, Inc.

Dear Shareholder,

2001 marked a year of unprecedented volatility, uncertainty and change. At OppenheimerFunds, we understand that these are challenging times. To look ahead, we must learn to reflect on this unimaginable past year.
     For the first time in a decade, the U.S. economy slipped into a recession. Sharply reduced corporate capital spending and weakened consumer confidence contributed to the slowdown. A key factor to remember is that the recession is a natural part of the economic cycle and follows one of the longest growth periods in U.S. history. In many ways, we are on the road to recovery. Apart from the monetary and fiscal stimuli the government and the Federal Reserve Bank have provided, the markets have refocused on the importance of company fundamentals across all industries.
     A word of caution remains. As Alan Greenspan and the Federal Reserve observed--while the U.S. economy shows tentative signs of rebounding from its current recession, it still faces risks in the near term.
     The tragedy of September 11 brought great uncertainty to our lives. Yet "America is successful because of the hard work and creativity and enterprise of our people," declared President George W. Bush. "These were the strengths of our economy before September 11, and they are our strengths today."
     While the volatility of the economy may be beyond anyone's control, there are steps you can take during these challenging times to help protect your investments. Most importantly, work closely with your financial advisor. Your advisor can help maintain balance in your portfolio, while ensuring that your investments have a long-term purpose and address your goals. Diversifying your portfolio across many sectors of the market helps manage risk and provides the potential for rewards. You should also maintain an appropriate level of awareness about your funds.

                1  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

LETTER TO SHAREHOLDERS

     Fund communications, including this report, can help you better understand the objectives, strategies and performance of your fund. To supplement these communications, we encourage you to use our website, www.oppenheimerfunds.com, for timely fund information.
     I look forward to 2002. It will be a year full of new challenges. At OppenheimerFunds we pledge to provide you with the seasoned management expertise and experience that should help pave the way for a brighter future. Our vision is clear and focused-we are well positioned for the future and hold a commitment to you, our shareholders, that we shall always keep your long-term interests in mind.
     In the face of adversity, we stood strong and proud. And despite the challenges, we have come together as never before with a greater sense of strength and resolve.
     I thank you for your continued support and confidence. The letters many of you sent to me concerning September 11 were a source of inspiration for all of us at OppenheimerFunds. We hope you can see the strength and spirit that has led, and continues to lead, OppenheimerFunds towards a bright future. We look forward to sharing with you the strength, expertise and resolve that makes OppenheimerFunds, The Right Way to Invest.
     Best wishes for 2002!

Sincerely,

/s/ John V. Murphy
January 23, 2002

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

                2 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

[photo of Portfolio Management
Team (l to r)
Frank Jennings
Shanquan Li
(Portfolio Manager)]

How would you characterize the Fund's performance during the six-month period that ended December 31, 2001?
A. The Fund performed well during the period, taking advantage of an investment environment that favored gold-related stocks. Weakness in special minerals, particularly platinum and palladium, dimmed the luster of the Fund's strong performance during August and September 2001 compared to other funds in our peer group. Nevertheless, the Fund's Class A shares returned to the top quartile of funds in our peer group during the final months of the period, and continued to rank near the top of our peer group for the 1-, 3- and 5-year periods ended December 31, 2001, as measured by Lipper Inc.(1)

What made this such a positive period for gold?
Gold has traditionally served as a refuge for investors in uncertain economic and political environments. The second half of 2001 proved to be one of the more turbulent and uncertain periods in recent memory.
     For most of the 1990s, the United States had served as the principal engine for global economic growth. However, after a year of rapidly decelerating levels of corporate spending, rising energy prices and declining consumer confidence, the U.S. economy slipped into recession in late 2001. While most investors expected the recession to end soon, doubts regarding the timing and strength of an eventual recovery led many investors to move assets into gold, a sector they perceived as a safe harbor in a turbulent financial climate.

1. Source of data: Lipper, Inc., 12/31/01. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 15 out of 34 (1-year), 8 out of 29 (3-year), and 2 out of 24 (5-year) among gold-oriented funds for the periods ended 12/31/01.

                3  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

     The terrorist attacks on the United States in September 2001 and the subsequent "war on terrorism" heightened investors' uncertainties. Since gold has long been viewed as an attractive hedge against declines in other sectors of the economy, gold prices rose from roughly $270 to over $290 per ounce in late September. However, as optimism grew regarding the outcome of the war, gold prices slipped back to their pre-September 11 levels by the end of 2001.

How did the Fund respond to these conditions?
Gold-related securities remained the Fund's primary focus throughout the period, accounting for roughly 78% of assets under investment. Among gold stocks, we generally maintained our focus on large, mature companies with strong balance sheets, relatively low operational costs and highly liquid shares, such as Newmont Mining Corp. and Barrick Gold Corp. A wave of mergers and acquisitions reduced the number of companies that met our investment criteria during the past six months. However, as large companies grew larger, they also grew more diversified, which helped compensate for the smaller number of independent names included in the Fund's portfolio. We also added to the Fund's diversification by investing in a small number of carefully selected emerging gold producers with good reserves and solid financial resources.
     In the special minerals sector, where approximately 19% of the Fund's portfolio was allocated, we concentrated on companies with a history of high earnings growth, such as Impala Platinum Holdings Ltd. The performance of such companies was partly driven by industrial demand for platinum and palladium, and a slowing U.S. industrial growth hurt most stocks in this area. However, our investments in special minerals enhanced the Fund's performance in November and December 2001, when gold prices declined and investors began anticipating an imminent economic recovery.

                4  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Average Annual
Total Returns with
Sales Charge

For the Periods Ended
12/31/01(2)
Class A
1-Year   5-Year  10-Year
----------------------------
12.84%   -5.77%   0.60%

Class B           Since
1-Year    5-Year  Inception
----------------------------
13.76%    -5.73%  -2.65%

Class C           Since
1-Year    5-Year  Inception
----------------------------
17.79%    -5.36%  -2.63%

Class N           Since
1-Year    5-Year  Inception
----------------------------
N/A       N/A     12.03%

What is your outlook for the future?
Events during the recent period illustrates gold's value as a hedge against declines in other sectors of the economy. Of course, there is no way to know whether the global, economic and political environment will remain as volatile as it has been during the past six months. However, given the ongoing nature of the war against terrorism and the uncertainties implicit in today's increasingly interrelated global economic system, we believe the potential for volatility remains high. By investing a modest portion of their portfolios in the Fund, we believe investors may offset some of the risks of this environment.
     Looking ahead, we see strong fundamentals in the market for gold. While industry consolidation has reduced the number of leading gold producers, it has strengthened the competitive position of the survivors. We also see continuing investment opportunities among platinum and palladium producers. Only a handful of major companies worldwide supply the growing market for these metals, and few reserves are held above ground. If U.S. economic growth rebounds during 2002, as many observers predict, these companies will be well positioned to benefit.
     Regardless of how the gold and special minerals markets perform in the future, we believe our conservative, disciplined investment approach will help us identify the firms best positioned to survive and thrive. That's why Oppenheimer Gold & Special Minerals Fund remains part of The Right Way to Invest.

2. See Notes on page 7 for further details.

                5  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Portfolio Allocation(3)

[pie chart]

Gold & Precious
Minerals            77.9%
Metals              18.9
Other                2.1
Cash
Equivalents          1.1

[end pie chart]

Top Ten Common Stock Holdings(4)
-----------------------------------------------
Barrick Gold Corp.                        8.2%
-----------------------------------------------
Placer Dome, Inc.                         4.9
-----------------------------------------------
Newmont Mining Corp.                      4.7
-----------------------------------------------
Normandy Mining Ltd.                      4.5
-----------------------------------------------
Impala Platinum Holdings Ltd.             4.3
-----------------------------------------------
Goldcorp, Inc.                            4.2
-----------------------------------------------
Stillwater Mining Co.                     3.9
-----------------------------------------------
Gold Fields Ltd.                          3.8
-----------------------------------------------
Franco-Nevada Mining Corp. Ltd.           3.7
-----------------------------------------------
Meridian Gold, Inc.                       3.2

3. Portfolio is subject to change. Percentages are as of December 31, 2001, and are based on total market value of investments.
4. Portfolio is subject to change. Percentages are as of December 31, 2001, and are based on net assets.

                6  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total return information shown in this report is not annualized. The Fund's total returns shown do not reflect the deductions of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 7/19/83. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% (since inception) if redeemed within the first 18 months. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                7  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Financials

                8  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS December 31, 2001 / Unaudited

                                                           Market Value
                                             Shares          See Note 1
=======================================================================
Common Stocks--96.7%
-----------------------------------------------------------------------
Basic Materials--95.5%
-----------------------------------------------------------------------
Chemicals--0.9%
Potash Corp. of Saskatchewan, Inc.           13,000         $   797,940
-----------------------------------------------------------------------
Gold & Precious Minerals--75.9%
-----------------------------------------------------------------------
Gold--3.7%
Franco-Nevada Mining Corp. Ltd.             232,940           3,436,533
-----------------------------------------------------------------------
Gold Mining: Australia--6.4%
Goldfields Ltd.(1)                          935,000           1,201,353
-----------------------------------------------------------------------
Lihir Gold Ltd.(1)                        2,500,000           1,510,105
-----------------------------------------------------------------------
Newcrest Mining Ltd.                        708,997           1,502,553
-----------------------------------------------------------------------
Sons of Gwalia Ltd.                         453,019           1,736,934
                                                            -----------
                                                              5,950,945

-----------------------------------------------------------------------
Gold Mining: Canada--19.4%
Agnico-Eagle Mines Ltd.                     280,000           2,753,868
-----------------------------------------------------------------------
Barrick Gold Corp.                          479,000           7,640,050
-----------------------------------------------------------------------
Cambior, Inc.(1)                            278,900             124,049
-----------------------------------------------------------------------
Glamis Gold Ltd.(1)                         120,900             436,249
-----------------------------------------------------------------------
Kinross Gold Corp.(1)                       408,700             304,675
-----------------------------------------------------------------------
Placer Dome, Inc.                           420,000           4,582,200
-----------------------------------------------------------------------
Teck Cominco Ltd., Cl. B                    279,800           2,229,566
                                                            -----------
                                                             18,070,657

-----------------------------------------------------------------------
Gold Mining: South Africa--18.0%
AngloGold Ltd.                               61,500           2,163,652
-----------------------------------------------------------------------
AngloGold Ltd., CUFS                        395,500           1,467,809
-----------------------------------------------------------------------
AngloGold Ltd., Sponsored ADR                48,000             866,880
-----------------------------------------------------------------------
Ashanti Goldfields Co. Ltd.,
Sponsored GDR                               436,120           1,853,510
-----------------------------------------------------------------------
Avgold Ltd.(1)                            2,116,900             972,415
-----------------------------------------------------------------------
Durban Roodepoort Deep Ltd.(1)               23,200              32,687
-----------------------------------------------------------------------
Gold Fields Ltd.                            742,147           3,557,603
-----------------------------------------------------------------------
Harmony Gold Mining Co.                     364,600           2,386,086
-----------------------------------------------------------------------
IAMGOLD Corp.                               210,000             539,372
-----------------------------------------------------------------------
Meridian Gold, Inc.(1)                      290,400           2,974,403
                                                            -----------
                                                             16,814,417

-----------------------------------------------------------------------
Gold Mining: United States--8.9%
Goldcorp, Inc.                              323,900           3,916,100
-----------------------------------------------------------------------
Newmont Mining Corp.                        227,871           4,354,615
                                                            -----------
                                                              8,270,715

-----------------------------------------------------------------------
Gold Related Investment--4.5%
Normandy Mining Ltd.                      4,558,306           4,223,448

                9  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                        Market Value
                                                             Shares       See Note 1
------------------------------------------------------------------------------------
Platinum Mining--12.9%
Anglo American Platinum Corp. Ltd.                           73,600     $  2,741,516
------------------------------------------------------------------------------------
Anglo American Platinum Corp Ltd., ADR                       30,718        1,121,207
------------------------------------------------------------------------------------
Impala Platinum Holdings Ltd.                                85,500        4,008,770
------------------------------------------------------------------------------------
Northam Platinum Ltd.                                       360,100          508,853
------------------------------------------------------------------------------------
Stillwater Mining Co.(1)                                    197,700        3,657,450
                                                                        ------------
                                                                          12,037,796

------------------------------------------------------------------------------------
Special Mineral Producers--2.1%
BHP Billiton Ltd., Sponsored ADR                            185,038        1,981,757
                                                                        ------------
                                                                          70,786,268

------------------------------------------------------------------------------------
Metals--18.7%
------------------------------------------------------------------------------------
Aluminum--2.6%
Alcoa, Inc.                                                  64,300        2,285,865
------------------------------------------------------------------------------------
Kaiser Aluminum Corp.(1)                                     68,000          110,160
                                                                        ------------
                                                                           2,396,025

------------------------------------------------------------------------------------
Copper--4.1%
Freeport-McMoRan Copper & Gold, Inc., Cl. B(1)              200,000        2,678,000
------------------------------------------------------------------------------------
Phelps Dodge Corp.                                           36,800        1,192,320
------------------------------------------------------------------------------------
                                                                           3,870,320
                                                                        ------------
------------------------------------------------------------------------------------
Metals: Diversified--9.7%
Antofagasta plc                                             218,980        1,685,942
------------------------------------------------------------------------------------
Companhia Vale do Rio Doce, Sponsored ADR                    40,000          944,400
------------------------------------------------------------------------------------
Compania de Minas Buenaventura SA, Sponsored ADR, B Shares      100            2,073
------------------------------------------------------------------------------------
Gencor Ltd.                                                 300,000        1,206,753
------------------------------------------------------------------------------------
Lonmin plc                                                   67,200        1,026,930
------------------------------------------------------------------------------------
Mitsui Mining & Smelting Co. Ltd.                           215,000          705,402
------------------------------------------------------------------------------------
North American Palladium Ltd.(1)                            132,900          777,602
------------------------------------------------------------------------------------
Nueva G Mexico SA, Cl. B                                    186,900          184,484
------------------------------------------------------------------------------------
Rio Tinto plc                                                74,100        1,419,242
------------------------------------------------------------------------------------
WMC Ltd.                                                    229,100        1,122,686
                                                                        ------------
                                                                           9,075,514

------------------------------------------------------------------------------------
Metals: Miscellaneous--0.9%
Cameco Corp.                                                 32,600          801,572
------------------------------------------------------------------------------------
Nickel--1.4%
Inco Ltd.(1)                                                 80,000        1,355,200
                                                                        ------------
                                                                          17,498,631

                10  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

                                                                                     Market Value
                                                                           Shares      See Note 1
-------------------------------------------------------------------------------------------------
Capital Goods--0.2%
-------------------------------------------------------------------------------------------------
Manufacturing--0.2%
Maverick Tube Corp.(1)                                                     15,900    $    205,905
-------------------------------------------------------------------------------------------------
Utilities--1.0%
-------------------------------------------------------------------------------------------------
Gas Utilities--1.0%
Sasol Ltd.                                                                108,500         953,389
                                                                                     ------------
Total Common Stocks (Cost $88,308,348)                                                 90,242,133

=================================================================================================
Preferred Stocks--1.6%

Ashanti Goldfields Co. Ltd., Series E(2)                                   88,888          40,000
-------------------------------------------------------------------------------------------------
Newmont Mining Corp.,$3.25 Cum.Cv.                                         33,900       1,469,565
                                                                                     ------------
Total Preferred Stocks (Cost $1,866,040)                                                1,509,565

                                                                        Principal
                                                                          Amount
=================================================================================================
Repurchase Agreements--1.2%

Repurchase agreement with Banc One Capital Markets, Inc., 1.45%, dated 12/31/01, to be repurchased at $1,056,085 on 1/2/02,
collateralized by U.S. Treasury Nts., 4.75%-7.875%, 2/28/02-11/15/08,
with a value of $512,234 and U.S. Treasury Bonds, 7.25%-11.125%,
8/15/03-5/15/16, with a value of $566,236 (Cost $1,056,000)          $  1,056,000       1,056,000
-------------------------------------------------------------------------------------------------
Total Investments, at Value(Cost $91,230,388)                                99.5%     92,807,698
-------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                               0.5         508,206
                                                                     ----------------------------
Net Assets                                                                  100.0%    $93,315,904
                                                                     ============================

Footnotes to Statement of Investments

1. Non-income-producing security.
2. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographical Diversification                                         Market Value         Percent
--------------------------------------------------------------------------------------------------
Canada                                                               $ 32,669,379            35.2%
South Africa                                                           22,373,321            24.1
United States                                                          17,009,880            18.3
Australia                                                              14,786,645            15.9
Great Britain                                                           4,132,114             4.5
Brazil                                                                    944,400             1.0
Japan                                                                     705,402             0.8
Mexico                                                                    184,484             0.2
Peru                                                                        2,073             0.0
                                                                     -----------------------------
Total                                                                $ 92,807,698           100.0%
                                                                     =============================

See accompanying Notes to Financial Statements.

                11  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

December 31,2001
=========================================================================================================
Assets

Investments, at value (cost $91,230,388)--see accompanying statement                        $ 92,807,698
---------------------------------------------------------------------------------------------------------
Cash                                                                                              87,116
---------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                               810,776
Interest and dividends                                                                            40,973
Other                                                                                              3,037
                                                                                            -------------
Total assets                                                                                  93,749,600

=========================================================================================================
Liabilities

Payables and other liabilities:
Shares of beneficial interest redeemed                                                           252,980
Shareholder reports                                                                               82,714
Distribution and service plan fees                                                                52,538
Trustees' compensation                                                                            27,458
Other                                                                                             18,006
                                                                                            -------------
Total liabilities                                                                                433,696

=========================================================================================================
Net Assets                                                                                  $ 93,315,904
                                                                                            =============

=========================================================================================================
Composition of Net Assets
Paid-in capital                                                                             $113,209,671
---------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                         (4,674,486)
---------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                                                (16,796,619)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments and translation of
assets and liabilities denominated in foreign currencies                                       1,577,338
                                                                                            -------------
Net Assets                                                                                  $ 93,315,904
                                                                                            =============

                 12  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

========================================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$64,420,664 and 6,529,493 shares of beneficial interest outstanding)                              $ 9.87
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                       $10.47
--------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,397,876
and 1,998,564 shares of beneficial interest outstanding)                                           $9.71
--------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,494,050
and 977,951 shares of beneficial interest outstanding)                                             $9.71
--------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,314
and 337 shares of beneficial interest outstanding)                                                 $9.83

See accompanying Notes to Financial Statements.

                13  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF OPERATIONS  Unaudited

For the Six Months Ended December 31, 2001
=========================================================================================================
Investment Income

Dividends (net of foreign withholding taxes of $33,894)                                       $  989,914
---------------------------------------------------------------------------------------------------------
Interest                                                                                          21,637
                                                                                              -----------
Total income                                                                                   1,011,551

=========================================================================================================
Expenses

Management fees                                                                                  320,068
---------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                           68,057
Class B                                                                                           86,100
Class C                                                                                           41,849
Class N                                                                                                4
---------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                    151,854
---------------------------------------------------------------------------------------------------------
Shareholder reports                                                                               55,796
---------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                       11,192
---------------------------------------------------------------------------------------------------------
Other                                                                                             15,446
                                                                                              -----------
Total expenses                                                                                   750,366
Less reduction to custodian expenses                                                                (239)
                                                                                              -----------
Net expenses                                                                                     750,127

=========================================================================================================
Net Investment Income                                                                            261,424

=========================================================================================================
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments                                                                                      941,900
Foreign currency transactions                                                                   (895,104)
                                                                                              -----------
Net realized gain (loss)                                                                          46,796

---------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                    9,890,285
Translation of assets and liabilities denominated in foreign currencies                       (6,297,725)
                                                                                              -----------
Net change                                                                                     3,592,560
                                                                                              -----------
Net realized and unrealized gain (loss)                                                        3,639,356

=========================================================================================================
Net Increase in Net Assets Resulting from Operations                                          $3,900,780
                                                                                              ===========

See accompanying Notes to Financial Statements.

                14  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                Six Months            Year
                                                                                     Ended           Ended
                                                                         December 31, 2001        June 30,
                                                                               (Unaudited)            2001
===========================================================================================================
Operations

Net investment income (loss)                                                   $   261,424     $ 1,197,915
-----------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                            46,796       4,409,891
-----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                             3,592,560       5,490,279
                                                                               ----------------------------
Net increase (decrease) in net assets resulting from operations                  3,900,780      11,098,085

===========================================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                                         (2,919,802)     (1,403,871)
Class B                                                                           (757,411)       (231,348)
Class C                                                                           (375,610)       (130,855)
Class N                                                                               (117)              -

===========================================================================================================
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                          7,242,397     (10,137,324)
Class B                                                                          2,436,213      (1,141,631)
Class C                                                                          1,157,985       1,090,692
Class N                                                                              2,253           1,000

===========================================================================================================
Net Assets

Total increase (decrease)                                                       10,686,688        (855,252)
-----------------------------------------------------------------------------------------------------------
Beginning of period                                                             82,629,216      83,484,468
                                                                               ----------------------------
End of period [including undistributed (overdistributed) net investment
income of $(4,674,486) and $(882,970), respectively]                           $93,315,904     $82,629,216
                                                                               ============================

See accompanying Notes to Financial Statements.

                 15  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FINANCIAL HIGHLIGHTS

                                                       Six Months                                                   Year
                                                            Ended                                                  Ended
                                                December 31, 2001                                                June 30,
Class A                                               (Unaudited)       2001      2000       1999        1998       1997
=============================================================================================================================
Per Share Operating Data

Net asset value, beginning of period                        $9.91      $8.80     $9.85      $8.81      $12.68      $14.15
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .07        .14       .06        .06         .04         .04
Net realized and unrealized gain (loss)                       .36       1.20      (.91)      1.00       (3.87)      (1.48)
                                                            -----------------------------------------------------------------
Total income (loss) from investment
operations                                                    .43       1.34      (.85)      1.06       (3.83)      (1.44)
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.47)      (.23)     (.20)      (.02)       (.04)       (.03)
                                                            -----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                              (.47)      (.23)     (.20)      (.02)       (.04)       (.03)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $9.87      $9.91     $8.80      $9.85      $ 8.81      $12.68
                                                            =================================================================

=============================================================================================================================
Total Return, at Net Asset Value(1)                          4.51%     15.60%    (8.83)%    12.03%     (30.23)%    (10.20)%

=============================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)                  $64,421    $57,294   $61,298    $78,514     $78,458    $126,086
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $59,312    $54,347   $72,512    $78,932    $102,501    $149,564
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                        0.85%      1.82%     0.66%      0.62%       0.32%       0.28%
Expenses                                                     1.53%      1.34%     1.41%      1.62%       1.43%(3)    1.34%(3)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         7%        25%       36%        45%         65%         21%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                16  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

                                                       Six Months                                                    Year
                                                            Ended                                                   Ended
                                                December 31, 2001                                                June 30,
Class B                                               (Unaudited)       2001      2000       1999        1998        1997
=============================================================================================================================
Per Share Operating Data

Net asset value, beginning of period                       $9.73       $8.63     $9.67      $8.70      $12.56      $14.11
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                 .05         .09       .01          -        (.01)       (.04)
Net realized and unrealized gain (loss)                      .34        1.16      (.92)       .97       (3.85)      (1.51)
                                                           ------------------------------------------------------------------
Total income (loss) from investment
operations                                                   .39        1.25      (.91)       .97       (3.86)      (1.55)
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.41)       (.15)     (.13)         -           -           -
                                                           ------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                             (.41)       (.15)     (.13)         -           -           -
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $9.71       $9.73     $8.63      $9.67      $ 8.70      $12.56
                                                           ==================================================================

=============================================================================================================================
Total Return, at Net Asset Value(1)                         4.11%      14.76%    (9.52)%    11.15%     (30.73)%    (10.99)%

=============================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)                 $19,398     $16,990   $15,907    $14,528     $10,681      $8,716
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $17,098     $14,554   $16,624    $12,369     $10,150      $7,361
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income (loss)                                0.05%       0.98%    (0.17)%    (0.22)%     (0.41)%     (0.48)%
Expenses                                                    2.30%       2.11%     2.19%      2.41%       2.21%(3)    2.16%(3)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        7%         25%       36%        45%         65%         21%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                17  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FINANCIAL HIGHLIGHTS  Continued

                                                          Six Months                                            Year
                                                               Ended                                           Ended
                                                   December 31, 2001                                        June 30,
Class C                                                  (Unaudited)    2001     2000     1999      1998        1997
======================================================================================================================
Per Share Operating Data

Net asset value, beginning of period                          $ 9.74  $ 8.66   $ 9.69   $ 8.72    $12.59      $14.13
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                     .05     .13      .01     (.02)     (.01)       (.02)
Net realized and unrealized gain (loss)                          .33    1.12     (.91)     .99     (3.86)      (1.52)
                                                               -------------------------------------------------------
Total income (loss) from investment
operations                                                       .38    1.25     (.90)     .97     (3.87)      (1.54)
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                            (.41)   (.17)    (.13)       -         -           -
                                                               -------------------------------------------------------
Total dividends and/or distributions
to shareholders                                                 (.41)   (.17)    (.13)       -         -           -
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 9.71  $ 9.74   $ 8.66   $ 9.69    $ 8.72      $12.59
                                                              ========================================================

----------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(1)                             4.03%  14.71%   (9.42)%  11.12%   (30.74)%    (10.90)%

----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)                      $9,494  $8,344   $6,279   $5,900    $5,271      $3,935
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                             $8,308  $6,714   $6,579   $5,276    $4,215      $2,672
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income (loss)                                    0.06%   1.01%   (0.13)%  (0.22)%   (0.41)%     (0.45)%
Expenses                                                        2.30%   2.11%    2.19%    2.40%     2.20%(3)    2.18%(3)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            7%     25%      36%      45%       65%         21%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                18  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

                                                                            Six Months            Period
                                                                                 Ended             Ended
                                                                     December 31, 2001          June 30,
Class N                                                                    (Unaudited)           2001(1)
=========================================================================================================

Per Share Operating Data

Net asset value, beginning of period                                             $9.89            $9.11
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment gain (loss)                                                         .08             (.06)
Net realized and unrealized gain (loss)                                            .31              .84
                                                                                 ------------------------
Total income (loss) from investment operations                                     .39              .78
---------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                              (.45)              --
                                                                                 ------------------------
Total dividends and/or distributions to shareholders                              (.45)              --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $9.83            $9.89
                                                                                 ========================

=========================================================================================================
Total Return, at Net Asset Value(2)                                               4.11    %        8.56%

=========================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)                                            $3               $1
---------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                                   $1               $1
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income (loss)                                                      0.20    %       (2.09)%
Expenses                                                                          2.09    %        1.11%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                              7    %          25%

1. For the period from March 1, 2001 (inception of offering) to June 30, 2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                19  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited

-------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Gold & Special Minerals Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
     The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
-------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock
Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
-------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                20  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

-------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
-------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
-------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
     As of December 31, 2001, the Fund had available for federal income tax purposes an estimated unused capital loss carryover of $16,628,019. This estimated capital loss carryover represents carryover as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

As of June 30, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

             Expiring
             -----------------------------------------------------
                 2004                                  $   762,886
                 2006                                    6,314,932
                 2007                                    9,596,997
                                                       -----------
                 Total                                 $16,674,815
                                                       ===========

                21  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

===============================================================================
1. Significant Accounting Policies Continued
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended December 31, 2001, the Fund's projected benefit obligations were increased by $829, resulting in an accumulated liability of $26,643 as of December 31, 2001.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
-------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
-------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
-------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Noncash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
-------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
-------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                22  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

===============================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                            Six Months Ended December 31, 2001            Year Ended June 30, 2001(1)
                                     Shares            Amount                Shares           Amount
-----------------------------------------------------------------------------------------------------
Class A
Sold                             2,717,359       $ 26,433,424            5,224,865      $ 46,633,517
Dividends and/or
distributions reinvested           267,269          2,541,732              143,540         1,222,967
Redeemed                        (2,236,681)       (21,732,759)          (6,553,595)      (57,993,808)
                                ---------------------------------------------------------------------
Net increase (decrease)            747,947       $  7,242,397           (1,185,190)     $(10,137,324)
                                =====================================================================

-----------------------------------------------------------------------------------------------------
Class B
Sold                             1,551,299       $ 14,741,757            4,414,845      $ 37,812,588
Dividends and/or
distributions reinvested            62,421            584,267               22,064           185,343
Redeemed                        (1,361,392)       (12,889,811)          (4,534,066)      (39,139,562)
                                ---------------------------------------------------------------------
Net increase (decrease)            252,328       $  2,436,213              (97,157)     $ (1,141,631)
                                =====================================================================

-----------------------------------------------------------------------------------------------------
Class C
Sold                               431,605       $  4,119,616            2,747,064      $ 24,085,687
Dividends and/or
distributions reinvested            33,348            312,138               12,914           108,479
Redeemed                          (343,977)        (3,273,769)          (2,628,500)      (23,103,474)
                                ---------------------------------------------------------------------
Net increase (decrease)            120,976       $  1,157,985              131,478      $  1,090,692
                                =====================================================================

-----------------------------------------------------------------------------------------------------
Class N
Sold                                   220       $      2,186               109.76      $      1,000
Dividends and/or
distributions reinvested                 7                 67                   --                --
Redeemed                                --                 --                   --                --
                                ---------------------------------------------------------------------
Net increase (decrease)                227       $      2,253               109.76      $      1,000
                                =====================================================================

1. For the year ended June 30, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to June 30, 2001, for Class N shares.

===============================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended December 31, 2001, were $12,888,130 and $5,478,232, respectively.

                23  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

===============================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets in excess of $800 million. The Fund's management fee for the six months ended December 31, 2001, was an annualized rate of 0.75%.
-------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% per annum, effective October 1, 2001. This undertaking may be amended or withdrawn at any time.
-------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate        Class A       Concessions       Concessions     Concessions      Concessions
                        Front-End      Front-End        on Class A        on Class B      on Class C       on Class N
                    Sales Charges   Sales Charges           Shares            Shares          Shares           Shares
                       on Class A    Retained by       Advanced by       Advanced by     Advanced by      Advanced by
Six Months Ended           Shares    Distributor       Distributor(1)    Distributor(1)  Distributor(1)   Distributor(1)
------------------------------------------------------------------------------------------------------------------------
December 31, 2001         $72,329        $18,214              $362          $125,636         $26,777             $19

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                          Class A                     Class B                      Class C                    Class N
                       Contingent                  Contingent                   Contingent                 Contingent
                         Deferred                    Deferred                     Deferred                   Deferred
                    Sales Charges               Sales Charges                Sales Charges              Sales Charges
                      Retained by                 Retained by                  Retained by                Retained by
Six Months Ended      Distributor                 Distributor                  Distributor                Distributor
------------------------------------------------------------------------------------------------------------------------
December 31, 2001            $--                      $22,217                       $1,197                       $--

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

                24  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

-------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the six months ended December 31, 2001, payments under the Class A plan totaled $68,057, all of which were paid by the Distributor to recipients, and included $1,795 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
-------------------------------------------------------------------------------
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

     Distribution fees paid to the Distributor for the six months ended December 31, 2001, were as follows:

                                                                                           Distributor's
                                                                       Distributor's           Aggregate
                                                                           Aggregate        Unreimbursed
                                                                        Unreimbursed       Expenses as %
                       Total Payments           Amount Retained             Expenses       of Net Assets
                           Under Plan            by Distributor           Under Plan            of Class
----------------------------------------------------------------------------------------------------------
Class B Plan                  $86,100                   $68,520             $937,164                4.83%
Class C Plan                   41,849                    13,759              198,849                2.09
Class N Plan                        4                         4                   22                0.66

                25  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

===============================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

-------------------------------------------------------------------------------
6. Illiquid Securities
As of December 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of December 31, 2001, was $40,000, which represents 0.04% of the Fund's net assets.
-------------------------------------------------------------------------------
7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the six months ended or at December 31, 2001.

                26  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND

=======================================================================================
Officers and Trustees     Leon Levy, Chairman of the Board of Trustees
                          Donald W. Spiro, Vice Chairman of the Board of Trustees
                          John V. Murphy, President and Trustee
                          Robert G. Galli, Trustee
                          Phillip A. Griffiths, Trustee
                          Benjamin Lipstein, Trustee
                          Elizabeth B. Moynihan, Trustee
                          Kenneth A. Randall, Trustee
                          Edward V. Regan, Trustee
                          Russell S. Reynolds, Jr., Trustee
                          Clayton K. Yeutter, Trustee
                          Shanquan Li, Vice President
                          Robert G. Zack, Secretary
                          Brian W. Wixted, Treasurer
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer
                          Katherine P. Feld, Assistant Secretary
                          Kathleen T. Ives, Assistant Secretary
                          Denis R. Molleur, Assistant Secretary
=======================================================================================
Investment Advisor        OppenheimerFunds, Inc.
=======================================================================================
Distributor               OppenheimerFunds Distributor, Inc.
=======================================================================================
Transfer and Shareholder  OppenheimerFunds Services
Servicing Agent
=======================================================================================
Custodian of              The Bank of New York
Portfolio Securities
=======================================================================================
Independent Auditors      KPMG LLP
=======================================================================================
Legal Counsel             Mayer, Brown & Platt

                          The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

                          Oppenheimer funds are distributed by OppenheimerFunds
                          Distributor, Inc. 498 Seventh Avenue, New York, NY 10018.

    [copyright] Copyright 2002 OppenheimerFunds, Inc. All rights reserved.

                27  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMERFUNDS FAMILY

Global Equity        Developing Markets Fund                    Global Fund
                     International Small Company Fund           Quest Global Value Fund
                     Europe Fund                                Global Growth & Income Fund
                     International Growth Fund
======================================================================================================
Equity               Stock                                      Stock & Bond
                     Emerging Technologies Fund                 Quest Opportunity Value Fund
                     Emerging Growth Fund                       Total Return Fund
                     Enterprise Fund                            Quest Balanced Value Fund
                     Discovery Fund                             Capital Income Fund
                     Main Street(R) Small Cap Fund              Multiple Strategies Fund
                     Small Cap Value Fund                       Disciplined Allocation Fund
                     MidCap Fund                                Convertible Securities Fund
                     Main Street(R) Opportunity Fund            Specialty
                     Growth Fund                                Real Asset Fund(R)
                     Capital Appreciation Fund                  Gold & Special Minerals Fund
                     Main Street(R) Growth & Income Fund
                     Value Fund
                     Quest Capital Value Fund
                     Trinity Large Cap Growth Fund(1)
                     Trinity Core Fund
                     Trinity Value Fund
======================================================================================================
Income               Taxable                                    Municipal
                     International Bond Fund                    California Municipal Fund(4)
                     High Yield Fund                            New Jersey Municipal Fund(4)
                     Champion Income Fund                       New York Municipal Fund(4)
                     Strategic Income Fund                      Pennsylvania Municipal Fund(4)
                     Bond Fund                                  Municipal Bond Fund
                     Senior Floating Rate Fund                  Intermediate Municipal Fund
                     U.S. Government Trust
                     Limited-Term Government Fund
                     Capital Preservation Fund(2)
                     Rochester Division
                     Rochester National Municipals(3)
                     Rochester Fund Municipals
                     Limited Term New York Municipal Fund
======================================================================================================
Select Managers      Stock                                      Stock & Bond
                     Mercury Advisors Focus Growth Fund         QM Active Balanced Fund(2)
                     Gartmore Millennium Growth Fund II(5)
                     Jennison Growth Fund
                     Salomon Brothers Capital Fund
                     Mercury Advisors S&P 500(R) Index Fund(2)
======================================================================================================
Money Market(6)      Money Market Fund                          Cash Reserves

1. Oppenheimer Trinity Growth Fund was reorganized into Oppenheimer Large Cap Growth Fund and was renamed Oppenheimer Trinity Large Cap Growth Fund effective 10/12/01.
2. Available only through qualified retirement plans.
3. The Fund's name was changed from "Oppenheimer Florida Municipal Fund" on 10/1/01.
4. Available to investors only in certain states.
5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

                28  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

INFORMATION AND SERVICES

                  As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates or immediate account access, you can count on us whenever you need assistance.(1) So call us today, or visit our website-- we're here to help.
------------------------------------------------------------------------------
                  Internet
                  24-hr access to account information and transactions(2) www.oppenheimerfunds.com
                  ------------------------------------------------------------
                  General Information
                  Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
                  1.800.525.7048
                  ------------------------------------------------------------
                  Telephone Transactions
                  Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
                  1.800.852.8457
                  ------------------------------------------------------------
                  PhoneLink(2)
                  24-hr automated information and automated transactions
                  1.800. CALL OPP (1.800.225.5677)
                  ------------------------------------------------------------
                  Telecommunications Device for the Deaf (TDD)
                  Mon-Fri 9am-6:30pm ET 1.800.843.4461
                  ------------------------------------------------------------
                  Transfer and Shareholder Servicing Agent
                  OppenheimerFunds Services
                  P.O. Box 5270, Denver, CO 80217-5270
                  ------------------------------------------------------------
                  eDocs Direct
                  Receive shareholder report and prospectus notifications for your funds via email. Sign up at www.oppenheimerfunds.com.
                  ------------------------------------------------------------
                  Ticker Symbols
                  Class A: OPGSX Class B: OGMBX Class C: OGMCX Class N: OGMNX
------------------------------------------------------------------------------

                  1. Automatic investment plans do not assure profit or protect against losses in declining markets.
                  2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

                                                      [logo]OppenheimerFunds(R)
                                                              Distributor, Inc.
RS0410.001.1201 March 1, 2002